EXHIBIT 10.3

PROMISSORY NOTE

$100,000.00	Note:0000100
February 28, 2006
Aliso Viejo, California

FOR VALUE, the receipt and sufficiency of which are hereby acknowledged, GTREX Capital, Inc., a Delaware company referred to as “Borrower”, promises to pay to Huggins Limited (“Lender”), or order, at Aliso Viejo, or as otherwise instructed, the principal sum of one hundred thousand dollars ($100,000.00) in lawful tender of the United States, together with simple interest thereon at an annual interest rate of five percent (5%).

Terms.  This Promissory Note shall become due and payable together will all accrued interest at the earlier of twenty-four (24) months from the date this Promissory Note is released from Escrow, or upon the cash infusion of at least two million U.S. dollars ($2,000,000) into the Borrower or any subsidiary of the Borrower resulting from a public offering of securities.  Interest shall accrue commencing on the date this Promissory Note is released from Escrow and shall be payable monthly in arrears.  In the event this Promissory Note is still in escrow on the first anniversary of the execution hereof (February 28, 2006), this Promissory Note shall become null and void without further recourse against the Borrower.

Default.  Any one or more of the following events shall constitute a Default under the terms of this Note:

1)

Borrower fails to make timely payment when due.

2)

Borrower breaches any agreement or promise made to Lender, or fails to timely perform any obligation owing to Lender.

3)

Borrower makes any representation or statement to Lender that is false or misleading in any material manner.

4)

Borrower becomes insolvent, or a receiver is appointed for any part or all of Borrower’s property, or Borrower makes an assignment for the benefit of creditors, or any proceeding is brought either by Borrower or against Borrower under any Bankruptcy or insolvency laws.

In the event of any default as described herein, Lender, without further protest, presentment or Notice, may declare all sums due and payable, together with any interest then due.  In addition, an additional penalty interest rate of three percent (3%) per month shall be applied to the balance of the unpaid Note for all months in which this Promissory Note is in default.

Waiver.  Forbearance of any payment due or modification of any term of this Note by Lender in any manner shall not be deemed nor construed as a waiver of any other rights in favor of Lender under the terms of this Note.

Legal.  This Note shall be construed in accordance with the laws of the State of California, which shall be the choice of jurisdiction and venue for purposes of enforcement of this Note.  If any action is brought to enforce any provision or collect on this Note, the prevailing party shall be entitled to reimbursement for all reasonable attorney’s fees and costs, in addition to any other relief to which that party may be entitled.

Transferability.

This Promissory Note shall be transferable by Lender by providing Borrowing with five (5) day advance notice of transfer.

GTREX Capital, Inc. By: /s/ Christopher Berlandier Christopher Berlandier CEO

EXHIBIT 10.4

PROMISSORY NOTE

$100,000.00	Note:0000101
February 28, 2006
Aliso Viejo, California

FOR VALUE, the receipt and sufficiency of which are hereby acknowledged, GTREX Capital, Inc., a Delaware company referred to as “Borrower”, promises to pay to Huggins Limited (“Lender”), or order, at Aliso Viejo, or as otherwise instructed, the principal sum of one hundred thousand dollars ($100,000.00) in lawful tender of the United States, together with simple interest thereon at an annual interest rate of five percent (5%).

Terms.  This Promissory Note shall become due and payable together will all accrued interest at the earlier of twenty-four (24) months from the date this Promissory Note is released from Escrow, or upon the cash infusion of at least two million U.S. dollars ($2,000,000) into the Borrower or any subsidiary of the Borrower resulting from a public offering of securities.  Interest shall accrue commencing on the date this Promissory Note is released from Escrow and shall be payable monthly in arrears.  In the event this Promissory Note is still in escrow on the first anniversary of the execution hereof (February 28, 2006), this Promissory Note shall become null and void without further recourse against the Borrower.

Default.  Any one or more of the following events shall constitute a Default under the terms of this Note:

1)

Borrower fails to make timely payment when due.

2)

Borrower breaches any agreement or promise made to Lender, or fails to timely perform any obligation owing to Lender.

3)

Borrower makes any representation or statement to Lender that is false or misleading in any material manner.

4)

Borrower becomes insolvent, or a receiver is appointed for any part or all of Borrower’s property, or Borrower makes an assignment for the benefit of creditors, or any proceeding is brought either by Borrower or against Borrower under any Bankruptcy or insolvency laws.

In the event of any default as described herein, Lender, without further protest, presentment or Notice, may declare all sums due and payable, together with any interest then due.  In addition, an additional penalty interest rate of three percent (3%) per month shall be applied to the balance of the unpaid Note for all months in which this Promissory Note is in default.

Waiver.  Forbearance of any payment due or modification of any term of this Note by Lender in any manner shall not be deemed nor construed as a waiver of any other rights in favor of Lender under the terms of this Note.

Legal.  This Note shall be construed in accordance with the laws of the State of California, which shall be the choice of jurisdiction and venue for purposes of enforcement of this Note.  If any action is brought to enforce any provision or collect on this Note, the prevailing party shall be entitled to reimbursement for all reasonable attorney’s fees and costs, in addition to any other relief to which that party may be entitled.

Transferability.

This Promissory Note shall be transferable by Lender by providing Borrowing with five (5) day advance notice of transfer.

GTREX Capital, Inc. By: /s/ Christopher Berlandier Christopher Berlandier CEO

EXHIBIT 10.5

PROMISSORY NOTE

$100,000.00	Note:0000102
February 28, 2006
Aliso Viejo, California

FOR VALUE, the receipt and sufficiency of which are hereby acknowledged, GTREX Capital, Inc., a Delaware company referred to as “Borrower”, promises to pay to Huggins Limited (“Lender”), or order, at Aliso Viejo, or as otherwise instructed, the principal sum of one hundred thousand dollars ($100,000.00) in lawful tender of the United States, together with simple interest thereon at an annual interest rate of five percent (5%).

Terms.  This Promissory Note shall become due and payable together will all accrued interest at the earlier of twenty-four (24) months from the date this Promissory Note is released from Escrow, or upon the cash infusion of at least two million U.S. dollars ($2,000,000) into the Borrower or any subsidiary of the Borrower resulting from a public offering of securities.  Interest shall accrue commencing on the date this Promissory Note is released from Escrow and shall be payable monthly in arrears.  In the event this Promissory Note is still in escrow on the first anniversary of the execution hereof (February 28, 2006), this Promissory Note shall become null and void without further recourse against the Borrower.

Default.  Any one or more of the following events shall constitute a Default under the terms of this Note:

1)

Borrower fails to make timely payment when due.

2)

Borrower breaches any agreement or promise made to Lender, or fails to timely perform any obligation owing to Lender.

3)

Borrower makes any representation or statement to Lender that is false or misleading in any material manner.

4)

Borrower becomes insolvent, or a receiver is appointed for any part or all of Borrower’s property, or Borrower makes an assignment for the benefit of creditors, or any proceeding is brought either by Borrower or against Borrower under any Bankruptcy or insolvency laws.

In the event of any default as described herein, Lender, without further protest, presentment or Notice, may declare all sums due and payable, together with any interest then due.  In addition, an additional penalty interest rate of three percent (3%) per month shall be applied to the balance of the unpaid Note for all months in which this Promissory Note is in default.

Waiver.  Forbearance of any payment due or modification of any term of this Note by Lender in any manner shall not be deemed nor construed as a waiver of any other rights in favor of Lender under the terms of this Note.

Legal.  This Note shall be construed in accordance with the laws of the State of California, which shall be the choice of jurisdiction and venue for purposes of enforcement of this Note.  If any action is brought to enforce any provision or collect on this Note, the prevailing party shall be entitled to reimbursement for all reasonable attorney’s fees and costs, in addition to any other relief to which that party may be entitled.

Transferability.

This Promissory Note shall be transferable by Lender by providing Borrowing with five (5) day advance notice of transfer.

GTREX Capital, Inc. By: /s/ Christopher Berlandier Christopher Berlandier CEO

EXHIBIT 10.6

PROMISSORY NOTE

$100,000.00	Note:0000103
February 28, 2006
Aliso Viejo, California

FOR VALUE, the receipt and sufficiency of which are hereby acknowledged, GTREX Capital, Inc., a Delaware company referred to as “Borrower”, promises to pay to Huggins Limited (“Lender”), or order, at Aliso Viejo, or as otherwise instructed, the principal sum of one hundred thousand dollars ($100,000.00) in lawful tender of the United States, together with simple interest thereon at an annual interest rate of five percent (5%).

Terms.  This Promissory Note shall become due and payable together will all accrued interest at the earlier of twenty-four (24) months from the date this Promissory Note is released from Escrow, or upon the cash infusion of at least two million U.S. dollars ($2,000,000) into the Borrower or any subsidiary of the Borrower resulting from a public offering of securities.  Interest shall accrue commencing on the date this Promissory Note is released from Escrow and shall be payable monthly in arrears.  In the event this Promissory Note is still in escrow on the first anniversary of the execution hereof (February 28, 2006), this Promissory Note shall become null and void without further recourse against the Borrower.

Default.  Any one or more of the following events shall constitute a Default under the terms of this Note:

1)

Borrower fails to make timely payment when due.

2)

Borrower breaches any agreement or promise made to Lender, or fails to timely perform any obligation owing to Lender.

3)

Borrower makes any representation or statement to Lender that is false or misleading in any material manner.

4)

Borrower becomes insolvent, or a receiver is appointed for any part or all of Borrower’s property, or Borrower makes an assignment for the benefit of creditors, or any proceeding is brought either by Borrower or against Borrower under any Bankruptcy or insolvency laws.

In the event of any default as described herein, Lender, without further protest, presentment or Notice, may declare all sums due and payable, together with any interest then due.  In addition, an additional penalty interest rate of three percent (3%) per month shall be applied to the balance of the unpaid Note for all months in which this Promissory Note is in default.

Waiver.  Forbearance of any payment due or modification of any term of this Note by Lender in any manner shall not be deemed nor construed as a waiver of any other rights in favor of Lender under the terms of this Note.

Legal.  This Note shall be construed in accordance with the laws of the State of California, which shall be the choice of jurisdiction and venue for purposes of enforcement of this Note.  If any action is brought to enforce any provision or collect on this Note, the prevailing party shall be entitled to reimbursement for all reasonable attorney’s fees and costs, in addition to any other relief to which that party may be entitled.

Transferability.

This Promissory Note shall be transferable by Lender by providing Borrowing with five (5) day advance notice of transfer.

GTREX Capital, Inc. By: /s/ Christopher Berlandier Christopher Berlandier CEO

EXHIBIT 10.7

PROMISSORY NOTE

$100,000.00	Note:0000104
February 28, 2006
Aliso Viejo, California

FOR VALUE, the receipt and sufficiency of which are hereby acknowledged, GTREX Capital, Inc., a Delaware company referred to as “Borrower”, promises to pay to Huggins Limited (“Lender”), or order, at Aliso Viejo, or as otherwise instructed, the principal sum of one hundred thousand dollars ($100,000.00) in lawful tender of the United States, together with simple interest thereon at an annual interest rate of five percent (5%).

Terms.  This Promissory Note shall become due and payable together will all accrued interest at the earlier of twenty-four (24) months from the date this Promissory Note is released from Escrow, or upon the cash infusion of at least two million U.S. dollars ($2,000,000) into the Borrower or any subsidiary of the Borrower resulting from a public offering of securities.  Interest shall accrue commencing on the date this Promissory Note is released from Escrow and shall be payable monthly in arrears.  In the event this Promissory Note is still in escrow on the first anniversary of the execution hereof (February 28, 2006), this Promissory Note shall become null and void without further recourse against the Borrower.

Default.  Any one or more of the following events shall constitute a Default under the terms of this Note:

1)

Borrower fails to make timely payment when due.

2)

Borrower breaches any agreement or promise made to Lender, or fails to timely perform any obligation owing to Lender.

3)

Borrower makes any representation or statement to Lender that is false or misleading in any material manner.

4)

Borrower becomes insolvent, or a receiver is appointed for any part or all of Borrower’s property, or Borrower makes an assignment for the benefit of creditors, or any proceeding is brought either by Borrower or against Borrower under any Bankruptcy or insolvency laws.

In the event of any default as described herein, Lender, without further protest, presentment or Notice, may declare all sums due and payable, together with any interest then due.  In addition, an additional penalty interest rate of three percent (3%) per month shall be applied to the balance of the unpaid Note for all months in which this Promissory Note is in default.

Waiver.  Forbearance of any payment due or modification of any term of this Note by Lender in any manner shall not be deemed nor construed as a waiver of any other rights in favor of Lender under the terms of this Note.

Legal.  This Note shall be construed in accordance with the laws of the State of California, which shall be the choice of jurisdiction and venue for purposes of enforcement of this Note.  If any action is brought to enforce any provision or collect on this Note, the prevailing party shall be entitled to reimbursement for all reasonable attorney’s fees and costs, in addition to any other relief to which that party may be entitled.

Transferability.

This Promissory Note shall be transferable by Lender by providing Borrowing with five (5) day advance notice of transfer.

GTREX Capital, Inc. By: /s/ Christopher Berlandier Christopher Berlandier CEO

EXHIBIT 10.8

PROMISSORY NOTE

$100,000.00	Note:0000105
February 28, 2006
Aliso Viejo, California

FOR VALUE, the receipt and sufficiency of which are hereby acknowledged, GTREX Capital, Inc., a Delaware company referred to as “Borrower”, promises to pay to Translink Co., Ltd. (“Lender”), or order, at Aliso Viejo, or as otherwise instructed, the principal sum of one hundred thousand dollars ($100,000.00) in lawful tender of the United States, together with simple interest thereon at an annual interest rate of five percent (5%).

Terms.  This Promissory Note shall become due and payable together will all accrued interest at the earlier of twenty-four (24) months from the date this Promissory Note is released from Escrow, or upon the cash infusion of at least two million U.S. dollars ($2,000,000) into the Borrower or any subsidiary of the Borrower resulting from a public offering of securities.  Interest shall accrue commencing on the date this Promissory Note is released from Escrow and shall be payable monthly in arrears.  In the event this Promissory Note is still in escrow on the first anniversary of the execution hereof (February 28, 2006), this Promissory Note shall become null and void without further recourse against the Borrower.

Default.  Any one or more of the following events shall constitute a Default under the terms of this Note:

1)

Borrower fails to make timely payment when due.

2)

Borrower breaches any agreement or promise made to Lender, or fails to timely perform any obligation owing to Lender.

3)

Borrower makes any representation or statement to Lender that is false or misleading in any material manner.

4)

Borrower becomes insolvent, or a receiver is appointed for any part or all of Borrower’s property, or Borrower makes an assignment for the benefit of creditors, or any proceeding is brought either by Borrower or against Borrower under any Bankruptcy or insolvency laws.

In the event of any default as described herein, Lender, without further protest, presentment or Notice, may declare all sums due and payable, together with any interest then due.  In addition, an additional penalty interest rate of three percent (3%) per month shall be applied to the balance of the unpaid Note for all months in which this Promissory Note is in default.

Waiver.  Forbearance of any payment due or modification of any term of this Note by Lender in any manner shall not be deemed nor construed as a waiver of any other rights in favor of Lender under the terms of this Note.

Legal.  This Note shall be construed in accordance with the laws of the State of California, which shall be the choice of jurisdiction and venue for purposes of enforcement of this Note.  If any action is brought to enforce any provision or collect on this Note, the prevailing party shall be entitled to reimbursement for all reasonable attorney’s fees and costs, in addition to any other relief to which that party may be entitled.

Transferability.

This Promissory Note shall be transferable by Lender by providing Borrowing with five (5) day advance notice of transfer.

GTREX Capital, Inc. By: /s/ Christopher Berlandier Christopher Berlandier CEO

EXHIBIT 10.9

PROMISSORY NOTE

$100,000.00	Note:0000106
February 28, 2006
Aliso Viejo, California

FOR VALUE, the receipt and sufficiency of which are hereby acknowledged, GTREX Capital, Inc., a Delaware company referred to as “Borrower”, promises to pay to Translink Co., Ltd. (“Lender”), or order, at Aliso Viejo, or as otherwise instructed, the principal sum of one hundred thousand dollars ($100,000.00) in lawful tender of the United States, together with simple interest thereon at an annual interest rate of five percent (5%).

Terms.  This Promissory Note shall become due and payable together will all accrued interest at the earlier of twenty-four (24) months from the date this Promissory Note is released from Escrow, or upon the cash infusion of at least two million U.S. dollars ($2,000,000) into the Borrower or any subsidiary of the Borrower resulting from a public offering of securities.  Interest shall accrue commencing on the date this Promissory Note is released from Escrow and shall be payable monthly in arrears.  In the event this Promissory Note is still in escrow on the first anniversary of the execution hereof (February 28, 2006), this Promissory Note shall become null and void without further recourse against the Borrower.

Default.  Any one or more of the following events shall constitute a Default under the terms of this Note:

1)

Borrower fails to make timely payment when due.

2)

Borrower breaches any agreement or promise made to Lender, or fails to timely perform any obligation owing to Lender.

3)

Borrower makes any representation or statement to Lender that is false or misleading in any material manner.

4)

Borrower becomes insolvent, or a receiver is appointed for any part or all of Borrower’s property, or Borrower makes an assignment for the benefit of creditors, or any proceeding is brought either by Borrower or against Borrower under any Bankruptcy or insolvency laws.

In the event of any default as described herein, Lender, without further protest, presentment or Notice, may declare all sums due and payable, together with any interest then due.  In addition, an additional penalty interest rate of three percent (3%) per month shall be applied to the balance of the unpaid Note for all months in which this Promissory Note is in default.

Waiver.  Forbearance of any payment due or modification of any term of this Note by Lender in any manner shall not be deemed nor construed as a waiver of any other rights in favor of Lender under the terms of this Note.

Legal.  This Note shall be construed in accordance with the laws of the State of California, which shall be the choice of jurisdiction and venue for purposes of enforcement of this Note.  If any action is brought to enforce any provision or collect on this Note, the prevailing party shall be entitled to reimbursement for all reasonable attorney’s fees and costs, in addition to any other relief to which that party may be entitled.

Transferability.

This Promissory Note shall be transferable by Lender by providing Borrowing with five (5) day advance notice of transfer.

GTREX Capital, Inc. By: /s/ Christopher Berlandier Christopher Berlandier CEO

EXHIBIT 10.10

PROMISSORY NOTE

$100,000.00	Note:0000107
February 28, 2006
Aliso Viejo, California

FOR VALUE, the receipt and sufficiency of which are hereby acknowledged, GTREX Capital, Inc., a Delaware company referred to as “Borrower”, promises to pay to Translink Co., Ltd. (“Lender”), or order, at Aliso Viejo, or as otherwise instructed, the principal sum of one hundred thousand dollars ($100,000.00) in lawful tender of the United States, together with simple interest thereon at an annual interest rate of five percent (5%).

Terms.  This Promissory Note shall become due and payable together will all accrued interest at the earlier of twenty-four (24) months from the date this Promissory Note is released from Escrow, or upon the cash infusion of at least two million U.S. dollars ($2,000,000) into the Borrower or any subsidiary of the Borrower resulting from a public offering of securities.  Interest shall accrue commencing on the date this Promissory Note is released from Escrow and shall be payable monthly in arrears.  In the event this Promissory Note is still in escrow on the first anniversary of the execution hereof (February 28, 2006), this Promissory Note shall become null and void without further recourse against the Borrower.

Default.  Any one or more of the following events shall constitute a Default under the terms of this Note:

1)

Borrower fails to make timely payment when due.

2)

Borrower breaches any agreement or promise made to Lender, or fails to timely perform any obligation owing to Lender.

3)

Borrower makes any representation or statement to Lender that is false or misleading in any material manner.

4)

Borrower becomes insolvent, or a receiver is appointed for any part or all of Borrower’s property, or Borrower makes an assignment for the benefit of creditors, or any proceeding is brought either by Borrower or against Borrower under any Bankruptcy or insolvency laws.

In the event of any default as described herein, Lender, without further protest, presentment or Notice, may declare all sums due and payable, together with any interest then due.  In addition, an additional penalty interest rate of three percent (3%) per month shall be applied to the balance of the unpaid Note for all months in which this Promissory Note is in default.

Waiver.  Forbearance of any payment due or modification of any term of this Note by Lender in any manner shall not be deemed nor construed as a waiver of any other rights in favor of Lender under the terms of this Note.

Legal.  This Note shall be construed in accordance with the laws of the State of California, which shall be the choice of jurisdiction and venue for purposes of enforcement of this Note.  If any action is brought to enforce any provision or collect on this Note, the prevailing party shall be entitled to reimbursement for all reasonable attorney’s fees and costs, in addition to any other relief to which that party may be entitled.

Transferability.

This Promissory Note shall be transferable by Lender by providing Borrowing with five (5) day advance notice of transfer.

GTREX Capital, Inc. By: /s/ Christopher Berlandier Christopher Berlandier CEO